Exhibit 99.1

Dollar Tree, Inc. to Host Fourth Quarter Earnings Conference Call

CHESAPEAKE, Va. - February 22, 2017 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the fourth quarter ended January 28, 2017.

WHEN:         Wednesday, March 1, 2017
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call,
please dial 800-406-5345 for USA and Canadian calls
or 913-312-6670 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Tuesday,
March 7, and may be accessed by dialing 888-203-1112. Please enter
Passcode # 2781470.

CONTACT:        Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284
    www.DollarTree.com
DLTR-E